Securities Act Registration No. 33-70978
                                Investment Company Act Registration No. 811-8122

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    |X|

                         Pre-Effective Amendment No.                  [ ]


                       Post-Effective Amendment No. 7                 |X|
                                     and/or


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|


                               Amendment No. 9                        |X|
                        (Check appropriate box or boxes.)


                             THE AQUINAS FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

         5310 Harvest Hill Road
               Suite 248
             Dallas, Texas                                             75230
(Address of Principal Executive Offices)                            (Zip Code)

                                 (972) 661-9792
              (Registrant's Telephone Number, including Area Code)

                                    Copy to:


          Frank A. Rauscher                              Richard L. Teigen
  Aquinas Investment Advisors, Inc.                       Foley & Lardner
        5310 Harvest Hill Road                       777 East Wisconsin Avenue
          Dallas, Texas 75230                       Milwaukee, Wisconsin 53202
   ---------------------------------                --------------------------
(Name and Address of Agent for Service)



It is proposed that this filing become effective (check appropriate box):

         [ ]    Immediately upon filing pursuant to paragraph (b) of Rule 485

         [ ]    on (date) pursuant to paragraph (b) of Rule 485

         [ ]    60 days after filing pursuant to paragraph (a) (1) of Rule 485

         |X|    on April 30, 1999 pursuant to paragraph (a) (1) of Rule 485

         [ ]    75 days after filing pursuant to paragraph (a) (2) of Rule 485

         [ ]    on  (date)  pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered - Common Stock

 PROSPECTUS

                                                                  April 30, 1999


                                  AQUINAS FUNDS

The funds follow a policy of socially responsible investing. The funds' investment adviser monitors issuers for policies on issues including abortion, contraceptives, weapons of mass destruction, human rights, economic priorities, environmental responsibility, fair employment practices and tobacco.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                    THE FUNDS

                              AQUINAS EQUITY FUNDS

Investment objectives

       o The Equity Income Fund seeks long-term capital growth and a high level of current dividend income.

       o      The Equity Growth Fund seeks long-term capital growth.

Principal investment strategies

Equity Income Fund

The Equity Income Fund invests primarily in dividend-paying common stocks. The portfolio managers focus on stocks with low price/earnings ratios that they consider to be undervalued. The fund mainly invests in companies with market capitalizations exceeding $2 billion, but may purchase stocks of companies of all sizes.

 [Sidebar:        The significance of P/E ratio

The price/earnings ratio shows how the price of a company's stock relates to its earnings and may help indicate whether the stock is over- or under-valued. To calculate a company's P/E ratio, divide the price per share by earnings per share.

For example, a company whose stock is selling at $60 per share and had earnings of $4 per share has a P/E ratio of 15. If this company's P/E ratio is lower than that of a similar company, its stock might be undervalued. If its P/E ratio is higher, its stock might be overvalued. The portfolio managers consider the P/E ratio as one of many factors before deciding to invest.

Because P/E ratio is based on past earnings and projected earnings, two companies with the same ratio may end up with very different performance.]

Equity Growth Fund

The Equity Growth Fund invests primarily in common stocks of companies the portfolio managers believe offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are not important considerations in investment selection. This fund may invest in companies of all sizes.

In selecting investments, the portfolio managers rely primarily on fundamental analysis, reviewing the issuing company's financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions.

Equity Income Fund and Equity Growth Fund

The funds practice socially responsible investing. The funds' investment adviser monitors all issuers the portfolio managers select for policies on issues such as abortion, contraceptives, weapons of mass destruction, human rights, economic priorities, environmental responsibility, fair employment practices, and tobacco. If a fund invests in a company whose policies don't meet the adviser's criteria, the fund will attempt to change the company's policies. If those policies can't be changed to the adviser's satisfaction, the portfolio managers may sell the security.

The funds generally intend to stay fully invested and are not market timers. However, they may invest without limit in high-quality money market instruments for temporary defensive purposes. Under these circumstances, the funds won't be able to achieve their investment objective of long-term capital appreciation, since money market instruments don't appreciate in value and the funds may not participate in stock market advances or declines as they would if more fully invested in common stocks.

Principal risks of investing

General market risks. Factors affecting the securities markets include domestic and foreign economic growth or decline, interest rate levels and political events. There is a risk the portfolio managers won't accurately predict the impact of these and other factors, in which case the securities the funds purchase might decline in value. This means you could lose money investing in the funds. You should consider your own investment goals, investment horizon and risk tolerance before investing.

Common stocks. Both funds invest primarily in common stocks, whose risks include:

       o a company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the portfolio managers anticipated when selecting the stock.

       o instability in the stock market. The market generally moves in cycles, with stock prices rising and falling. The value of the funds' investments may increase or decrease more than the stock market in general.

Socially responsible investing. Because the adviser and the portfolio managers consider other factors in addition to traditional investment criteria when selecting portfolio securities, they may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Value and growth investing. The Equity Income Fund is primarily value oriented, and the Equity Growth Fund is growth oriented. These funds may not perform as well as other types of mutual funds when their respective investing styles are out of favor. There is also a risk that the stocks the Equity Income Fund selects may not reach what the portfolio managers believe are their full value and that the stocks the Equity Growth Fund selects may not grow as the portfolio managers anticipate.

Bar Chart and Performance Table

The bar chart and table below give some indication of the risks of investing in the Equity Income Fund and the Equity Growth Fund by showing how each fund's performance changes from year to year and how the funds' average annual returns for one and five years compare to those of a broad measure of market performance. Please keep in mind that past the funds' performance does not necessarily indicate how the funds will perform in the future.

Bar Chart

The bar chart below shows each fund's total returns for the past five calendar years (since inception).

        Year              Equity Income Fund               Equity Growth Fund
        ----              ------------------               ------------------
        1994                   (2.93)%                          (6.78)%
        1995                    35.62%                           30.29%
        1996                    20.43%                           22.90%
        1997                    27.85%                           28.97%
        1998                    5.50%                            21.95%

During the period reflected in the bar chart, the Equity Income Fund's highest quarterly return was 14.19% (for the quarter ended December 31, 1998) and its lowest quarterly return was (12.02)% (for the quarter ended September 31, 1998). The Equity Growth Fund's highest quarterly return was 23.17% (for the quarter ended December 31, 1998) and its lowest quarterly return was (15.04)% (for the quarter ended September 30, 1998).

Performance Table

The table below compares each fund's average annual total returns for one and five calendar year periods ended December 31, 1998 to those of the Standard & Poor's 500 Stock Index.

                          Average Annual Total Returns
                     For the periods ended December 31, 1998

                                     1 Year Return             5 Year Return*
                                     -------------             --------------
Equity Income Fund                       5.50%                     16.42%
Equity Growth Fund                       21.95%                    18.61%
S&P 500                                  28.58%                    24.06%

*This is also each fund's return since inception.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Equity Income Fund or the Equity Growth Fund.

Shareholder fees

(fees paid directly from your investment)

There are no shareholder fees for the purchase, redemption or exchange of shares.

Annual fund operating expenses

(expenses deducted from fund assets)

                                        Equity Income Fund   Equity Growth Fund
Management fees                                1.00%                1.00%
Distribution (12b-1) and/or service fees       None                 None
Other expenses                                 0.36%                0.42%
Total annual fund operating expenses           1.36%                1.42%
Example

This example is intended to help you compare the cost of investing in the Equity Income Fund and the Equity Growth Fund with the cost of investing in other mutual funds. It assumes that:

       o you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

       o      your investment has a 5% return each year;

       o      each fund's operating expenses remain the same; and

       o      you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year      3 Years      5 Years     10 Years
                         ------      -------      -------     --------
Equity Income Fund        $139        $435         $753        $1,653
Equity Growth Fund        $146        $454         $785        $1,721

This expense example is for comparison purposes only. It does not represent the funds' actual expenses or returns, past or future. Actual expenses or returns may be higher or lower than those shown.

                            AQUINAS FIXED INCOME FUND

Investment objective

The Fixed Income Fund seeks a high level of current income with reasonable opportunity for capital appreciation.

Principal investment strategies

The Fixed Income Fund invests primarily in investment grade debt securities of domestic and foreign issuers, including corporations and government agencies, as well as mortgage-backed and asset-backed securities. The fund may also invest in unrated debt securities the portfolio managers determine are of comparable quality. In selecting securities, the portfolio managers focus on the issuer's credit strength as well as the security's relative value.

The fund will invest at least a majority of its assets in securities rated at least A (or an equivalent rating) at the time of purchase by a nationally recognized rating agency, or unrated securities of comparable quality, and in securities issued by the U.S. government, its agencies or its instrumentalities. The fund will invest no more than 25% of its assets in securities whose highest rating, at the time of purchase, is BBB (or an equivalent rating).

"Investment grade" securities are government securities and corporate bonds, debentures or notes rated at least BBB (or an equivalent rating), or unrated securities the portfolio managers consider to be of comparable quality. The fund may retain up to 5% of its assets in securities whose ratings fall below investment grade.

[Sidebar: Fixed income securities may be rated by nationally recognized rating agencies such as Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps and Fitch IBCA. Each agency has its own system for classifying securities, but each tries to indicate a company's ability to make timely payments of principal and interest.]

Unlike funds investing solely for income, the Fixed Income Fund also seeks modest capital appreciation and growth of investment income. The fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the portfolio managers believe they offer higher return potential than nonconvertible securities. The fund may also seek capital appreciation by investing in fixed income securities when the portfolio managers believe interest rates on such investments may decline, thereby increasing the market value of the fund's fixed income securities. The portfolio managers may also purchase securities they believe have a high potential for credit upgrade.

The value of fixed income securities tends to decrease when interest rates rise and increase when interest rates fall. While securities with shorter maturities generally offer lower yields, they are less affected by interest rate changes and generally provide greater price stability than longer-term securities. When the portfolio managers expect interest rates to rise, they may purchase fixed income securities with shorter maturities or invest in money market instruments. When they expect interest rates to fall, the portfolio managers may invest in longer-term fixed income securities.

The fund may invest in securities backed by mortgages, credit card receivables, automobile loans and other assets.

Principal risks of investing

General market risks. Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the portfolio managers will not accurately predict the impact of these and other factors, in which case the securities the fund purchases might decline in value. This means you could lose money investing in the fund. You should consider your own investment goals, investment horizon and risk tolerance before investing.

Fixed income investing

Credit risk. The value of the fund's fixed income securities is affected by the issuers' continued ability to make interest and principal payments. The fund could lose money if the issuers cannot meet their financial obligations or their credit ratings are downgraded.

Interest rate risk. The value of the fund's securities is also affected by changes in interest rates. When interest rates rise, the value of the fund's securities and its share value will decline. The opposite is true when interest rates decline. A change in interest rates will also change the amount of income the fund generates.

Securities ratings. Securities rated in the lowest of the investment grade categories (e.g., Baa or BBB) are considered more speculative than higher rated securities. Their issuers may not be as financially strong as those of higher rated bonds and may be more vulnerable to periods of economic uncertainty or downturn.

Mortgage- and asset-backed securities. Mortgage- and some asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the fund's return and result in losses to the fund if some securities were acquired at a premium. Asset-backed securities may also carry a greater default risk than other securities because of the nature of the collateral. For example, credit card receivables are generally unsecured and are subject to consumer credit laws that may permit cardholders to reduce balances due. Holders of automobile receivables may not have an enforceable security interest in the underlying automobiles. In times of financial stress, these securities could become harder to value or to sell.

Bar Chart and Performance Table

The bar chart and table below give some indication of the risks of investing in the Fixed Income Fund by showing how the fund's performance changes from year to year and how its average annual returns for one and five years compare to those of a broad measure of market performance. Please keep in mind that past performance does not necessarily indicate how the fund will perform in the future.

Bar Chart

The bar chart below shows the fund's total returns for the past five calendar years.

                       Year                  Fixed Income Fund
                       ----                  -----------------
                       1994                       (3.09)%
                       1995                        16.26%
                       1996                        2.83%
                       1997                        8.54%
                       1998                        7.17%

During the period reflected in the bar chart, the fund's highest quarterly return was 5.53% (for the quarter ended June 30, 1995), and the lowest quarterly return was (2.25)% (for the quarter ended March 31, 1994).

Performance Table

The table below compares the fund's average annual total returns for one and five calendar year periods ended December 31, 1998 to those of the Lehman Brothers Government/Corporate Bond Index.

                          Average Annual Total Returns
                     For the periods ended December 31, 1998

                                       1 Year Return            5 Year Return*
                                       -------------            --------------
Fixed Income Fund                          7.17%                    6.15%
Lehman Brothers
Government/Corporate Bond Index            9.47%                    7.30%

* This is also the fund's return since inception.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fixed Income Fund.

Shareholder fees

(fees paid directly from your investment)

There are no shareholder fees for the purchase, redemption or exchange of shares.

Annual fund operating expenses

(expenses deducted from fund assets)

Management fees*                                               0.60%
Distribution (12b-1) and/or service fees                       None
Other expenses                                                 0.43%
Total annual fund operating expenses                           1.03%
----------------------
* The expenses listed above don't reflect that the adviser has agreed to limit the fund's total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.00% of the fund's average net assets. This fee waiver is voluntary and may be terminated at any time. For the fiscal year ended December 31, 1998, the adviser waived a portion of its management fee for the Fixed Income Fund, so the actual management fee the fund paid was 0.57% of average net assets, reducing total expenses from 1.03% to 1.00%.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that:

       o you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

       o      your investment has a 5% return each year;

       o      the fund's operating expenses remain the same; and

       o      you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year                3 Years               5 Years             10 Years
        ------                -------               -------             --------
         $103                   $321                 $557                $1,234

The expense example is for comparison purposes only. It does not represent the fund's actual expenses or returns, either past or future. Actual expenses or returns may be higher or lower than those shown.

                              AQUINAS BALANCED FUND

Investment objective

The Balanced Fund seeks a combination of long-term capital growth and current income. It's designed to provide one vehicle for participating in the strategies of the Aquinas Equity Income, Equity Growth and Fixed Income Funds.

Principal investment strategies

The Balanced Fund is in effect a combination of each of the other Aquinas Funds. The adviser allocates the fund's assets among certain of the portfolio managers of the Equity Income, Equity Growth and Fixed Income Funds. The portfolio managers manage the assets allocated to them in the same manner as they manage the assets of those funds. The adviser varies this allocation according to economic and market conditions.

The fund invests in a diversified portfolio of common stocks of established companies and investment grade fixed income securities, including government securities. The portfolio managers select investments for the Balanced Fund using the criteria set for the Equity Income, Equity Growth and Fixed Income Funds.

The fund typically expects to invest about 60% of its assets in equities and 40% in fixed income securities. At any time, the fund's portfolio may consist of 25% to 50% fixed income securities and 40% to 70% equity securities.

Principal risks of investing

An investment in the Balanced Fund carries the same types of risks as an investment in the other Aquinas Funds. The risks of the Equity Income and Equity Growth Funds apply to the extent the Balanced Fund invests in equities (see pages ). The risks of the Fixed Income Fund apply to the extent the Balanced Fund invests in fixed income securities (see page ).

Bar Chart and Performance Table

The bar chart and table below give some indication of the risks of investing in the Balanced Fund by showing how the fund's performance changes from year to year and how its average annual returns for one and five years compare to those of a broad measure of market performance. Please keep in mind that past performance does not necessarily indicate how the fund will perform in the future.

Bar Chart

The bar chart below shows the fund's total returns for the past five calendar years.

                       Year                   Balanced Fund
                       1994                      (3.06)%
                       1995                      23.14%
                       1996                      15.29%
                       1997                      19.91%
                       1998                       8.46%

During the period reflected in the bar chart, the fund's highest quarterly return was 9.95% (for the quarter ended June 30, 1997), and the lowest quarterly return was (6.81)% (for the quarter ended September 30, 1998).

Performance Table

The table below compares the fund's average annual total returns for one and five calendar year periods ended December 31, 1998 to the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Corporate Bond Index and a composite index ("Composite") of the Standard & Poor's 500 Stock Index (60%) and the Lehman Brothers Government/Corporate Bond Index (40%).

                          Average Annual Total Returns
                     For the periods ended December 31, 1998

                                     1 Year Return               5 Year Return*
                                     -------------               --------------
       Balanced Fund                     8.46%                       12.35%
       S&P 500                           28.58%                      24.06%
       Lehman Brothers                   9.47%                       7.30%
       Composite                         20.94%                      17.36%

* This is also the fund's return since inception.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Balanced Fund.

Shareholder fees

(fees paid directly from your investment)

There are no shareholder fees for the purchase, redemption or exchange of shares.

Annual fund operating expenses
(expenses deducted from fund assets)

Management fees                                         1.00%
Distribution (12b-1) and/or service fees                None
Other expenses                                          0.44%
Total annual fund operating expenses                    1.44%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that:

       o you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

       o      your investment has a 5% return each year;

       o      the fund's operating expenses remain the same; and

       o      you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year             3 Years           5 Years                 10 Years
           $148               $461              $796                    $1,744

The expense example is for comparison purposes only. It does not represent the fund's actual expenses or returns, either past or future. Actual expenses or returns may be higher or lower than those shown.

                      OTHER INVESTMENT PRACTICES AND RISKS

In seeking to achieve their investment objectives, the funds may follow investment practices and assume risks in addition to those discussed previously.

Portfolio structure. The Equity Income, Equity Growth and Fixed Income Funds are each made up of at least two basic portfolios. Each portfolio is managed by separate portfolio managers selected and monitored by the funds' adviser. Each portfolio follows independent but complementary strategies intended to meet the funds' overall objectives. The Balanced Fund follows the strategies of all three of the other funds. The adviser believes this structure offers investors the advantages of diversification and varied investment approaches within one investment vehicle.

Investment objectives. Each fund's investment objective may be changed by the Board of Directors without shareholder approval. You'll receive advance written notice of any material changes to your fund's goals.

Year 2000. Like other mutual funds, the funds could be adversely affected if the adviser's computer systems and those of other service providers do not process date-related information starting January 1, 2000. The adviser is taking what it believes are reasonable steps to address this problem, and to obtain assurances that the funds' other major service providers are taking comparable steps. If the adviser and the funds' service providers aren't successful, the funds' business, including provision of shareholder services, may be hampered.

In addition, the issuers of securities the funds hold could experience year 2000-related problems, which could hurt the value of their securities and, in turn, the funds' performance. While the portfolio managers will gather publicly available information about issuers' year 2000 readiness, that information may not be accurate, relevant or complete. Moreover, an issuer's year 2000 readiness is only one factor the portfolio managers may consider when making investment decisions, and other factors may receive greater weight.

Portfolio turnover. The portfolio managers generally buy and sell portfolio securities without regard to the length of time a fund has held a security. They may engage in active and frequent trading as they seek to achieve the funds' investment objectives. In most years, each fund's (other than the Equity Income
Fund) annual portfolio turnover rate has exceeded 100%. High portfolio turnover (100% or more) may increase the funds' transaction costs and negatively affect their performance. It may also result in increased distributions to the funds' shareholders. These distributions, to the extent they are short-term capital gains, will be taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates.

                                   MANAGEMENT

Investment adviser

Aquinas Investment Advisors, Inc., 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, was organized in 1993 to provide consulting, investment, and administrative services to the funds. The adviser has a limited number of other clients. It is a wholly owned subsidiary of The Catholic Foundation, an endowment fund for individuals. All the adviser's profits benefit The Catholic Foundation to support that organization's charitable, religious and educational activities.

The Foundation, a registered investment adviser, manages its own assets and acts as investment adviser to other religious organizations, nonprofit agencies, and individuals with substantial portfolios. As of December 31, 1998, the Foundation managed about $167 million in assets.

The funds use a multi-manager structure. The adviser generally manages and oversees administration, investment activities and distribution services for the funds, while independent portfolio managers make the specific investments for the funds.

The adviser

       o conducts the socially responsible investing activities for the funds,

       o      selects and monitors portfolio managers (sub-advisers), and

       o      allocates each fund's assets among the portfolio managers.

Each fund pays the adviser an annual management fee equal to the following percentages of average daily net assets:

                    Equity Income Fund                 1.00%
                    Equity Growth Fund                 1.00%
                    Fixed Income Fund                  0.60%
                    Balanced Fund                      1.00%

The adviser may elect to waive some or all of the management fees and may terminate this waiver at any time. The adviser is responsible for paying fees to the portfolio managers. All investment decisions the adviser makes for the funds are made by an investment committee, and no one person is primarily responsible for making investment recommendations to that committee. While the funds' Board of Directors and officers generally oversee portfolio managers' activities, no member of the board, the officers or the adviser evaluates the investment merits of specific securities.

Portfolio managers

The portfolios of the Fixed Income, Equity Income and Equity Growth Funds are managed by separate portfolio managers (sub-advisers) selected and monitored by the adviser. In choosing portfolio managers, the adviser evaluates their skills in managing assets for specific asset classes, investment styles and strategies, looking at risks and returns over an entire market cycle. Short-term investment performance alone does not control the adviser's decision to select or terminate a portfolio manager.

The portfolio managers follow independent but complementary strategies intended to contribute toward a fund's overall objective. The Balanced Fund is allocated among the portfolio managers for the other funds and follows strategies from all three of the other funds.

Each portfolio manager has complete discretion to buy and sell securities for the portion of the fund it manages, within the parameters of the fund's
investment  objectives,   policies  and  restrictions,  and  the  more  specific
strategies developed by the adviser. The adviser, however, is ultimately responsible for the funds' investment performance because it oversees the portfolio managers and recommends their hiring, termination and replacement.

The adviser may change the asset allocation at any time, and may hire different portfolio managers as approved by the Board of Directors. Currently, a fund's shareholders must approve hiring of a new portfolio manager. The funds have requested an order from the SEC exempting them from this requirement. If the SEC grants the funds' order, a fund will notify shareholders of any change in portfolio managers. The portfolio managers have no other affiliations with the funds or the adviser.

The adviser, not the funds, pays the fees of each portfolio manager. For details on how individual portfolio managers are compensated, see the SAI.

The adviser has allocated the assets of each fund among the portfolio managers listed below.

Equity Income Fund

Beutel, Goodman Capital Management, 5847 San Felipe, Suite 4500, Houston, TX 77057, provides investment advisory services to individuals, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations and corporations. It has been sub-adviser to a registered mutual fund since December 1993. As of December 31, 1998, it managed about $1.5 billion in assets.

NFJ Investment Group, 2121 San Jacinto, Suite 1840, Dallas, TX 75201, provides investment supervisory services to individuals, financial institutions, investment companies, pension and profit sharing plans, trusts, estates and charitable organizations and foundations. NFJ became sub-adviser to a registered mutual fund in 1990 and currently serves four registered mutual funds. Its total assets under management as of December 31, 1998 were about $2.4 billion.

Equity Growth Fund

Sirach Capital Management, Inc., 3323 One Union Square, 600 University Street, Seattle, WA 98101, provides investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of December 31, 1998, Sirach had more than $7.2 billion in assets under management.

John McStay Investment Counsel, 5949 Sherry Lane, Suite 1560, Dallas, TX 75225, manages a limited number of large investment accounts for employee benefit plans, foundations, and endowments. Assets under management exceeded $3.5 billion as of December 31, 1998.

Fixed Income Fund

Income Research and Management, Inc., One Federal Street, 23rd Floor, Boston, MA 02110, serves institutions including major public and private pension plans, insurance companies, and non-profit organizations. As of December 31, 1998, IRM managed more than $2.8 billion in assets.

Atlantic Asset Management Partners, LLC, 2187 Atlantic Street, Stamford, CT 06902, manages fixed income portfolios and asset allocation strategies for clients including foundations, endowments and public and corporate employee benefit plans. As of December 31, 1998, AAM managed about $3.0 billion in assets.

Balanced Fund

With the exception of Sirach Capital Management, each of the portfolio managers for the Fixed Income, Equity Income and Equity Growth Funds serves as portfolio manager to the Balanced Fund.

Your Investment

Determining share price

Net asset value (NAV) is the price for one share of the fund. NAV is calculated as of the end of trading hours (typically 4 p.m. Eastern time) each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and most major holidays.

If the transfer agent receives your buy or sell order in proper form before that time, you will pay or receive the NAV as of the close of trading that day. If the transfer agent receives your buy or sell order after that time, you will pay or receive the NAV as of the close of the next trading day.

To calculate NAV, we divide the fund's total assets, minus any liabilities, by the number of shares outstanding. The funds value securities, other than debt instruments maturing within 60 days, at market prices. The funds value debt securities maturities within 60 days at amortized cost.

How to open an account

Getting started. To invest in the Aquinas Funds,

1. Read this prospectus carefully. Decide which fund or funds you want to invest in.

2. Decide how much you want to invest. The minimum initial investment is $500, or $50 if you choose the Automatic Investment Plan.

3. Complete the account application enclosed with this prospectus. If you need an application, call toll-free 1-877-AQUINAS (1-877-278-4627).

OR

Open your account through a broker, financial institution, or other investment professional. These investment professionals may charge you a transaction or service fee when you buy or sell shares; this fee goes to the service provider, not to Aquinas Funds. Also, the funds and/or the adviser may pay fees to the investment professionals to compensate them for the services they provide their customers. Before investing through an investment professional, you should read their program materials together with this prospectus.

All applications to purchase shares are subject to acceptance by the funds. The funds reserve the right to reject applications in whole or in part. The funds do not accept telephone purchase orders.

Ways to set up your account. Check the appropriate box on the application to select account ownership:

o Individual or joint account

An individual account (for example, one in your own name) is owned by one person. A joint account lists two or more people as the owners.

o Uniform Gifts to Minors Act Account

Parents, grandparents and other adults can establish an account for a minor. Depending on state law, you may set up the account under the Uniform Gift to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA).

o Trust, business or organization

Trusts, corporations, associations, partnerships, institutions and other groups may invest in the funds. Such accounts may require documentation beyond the account application. For details, call 1-800-423-6369.

o Retirement plans

The funds offer various retirement plans that may help investors shelter income from taxes. These plans include:

         - Traditional IRAs
         - Roth IRAs
         - SEP IRAs
         - 403(b) plans
         - 401(k) plans
         - SIMPLE IRAs

You should consult your tax adviser before choosing a plan. For details on plan applications, service fees, and contribution/withdrawal limits, call the funds' transfer agent at 1-800-423-6369 or Aquinas Investment Advisors, Inc. at 1-972-233-6655.

Buying shares

Opening an account

By mail

       o Complete an account application, available by calling toll-free 1-877-AQUINAS (1-877-278-4627).

       o      Mail it with a check payable to The Aquinas Funds, Inc. to:

                  The Aquinas Funds, Inc.
                  c/o DST Systems, Inc.
                  P.O. Box 419533
                  Kansas City, MO  64141-6533

       o      For overnight or express mail, use this address:

                  The Aquinas Funds
                  c/o DST Systems, Inc.
                  330 West 9th Street, First Floor
                  Kansas City, MO  64105

By wire

       o Call the transfer agent at 1-800-423-6369. You need to complete and return an account application before the wire can be sent.

       o      Have your bank wire UMB Bank, n.a., as follows:

                  A.B.A. #101000695
                  For credit to Aquinas Funds Purchase Account
                  For further credit to The Aquinas Funds, Inc.
                  Deposit Account number 9870523922
                  (investor account number)
                  (name or account registration)
                  (social security or taxpayer identification number) (Name of fund in which to invest)

Automatically

       o Complete the Automatic Investment Plan section on your account application. Open your account with at least $50.

       o On the 16th of each month, the amount you specify ($50 or more) is automatically withdrawn from your bank account and used to buy fund shares.

       o We charge no service fee for the plan, but if there's not enough money in your account to cover the withdrawal, the transfer agent will charge you $15. You'll also be responsible for any resulting losses to the fund.

       o You can change your investment amount, or cancel your plan, by calling or writing the funds. The fund has up to 7 business days to make the change.

By exchange

You may also buy shares in a fund by exchanging shares from another fund. See "Exchanging shares."

sidebar  Meet your transfer agent

The funds' transfer and disbursing agent, DST Systems Inc., handles the administrative details of your account. When you buy shares, you send the payment to the transfer agent. When you redeem shares, you send your request to the transfer agent, and the transfer agent sends you your money.

Adding to an account

The minimum additional investment is $250 for a regular account; $100 for an UGMA account; $50 for an IRA or Automatic Investment Plan; and $10 for a 403(b) account.

By mail

       o Send your check, plus the "Additional Investment" form from a recent confirmation statement or a signed note with the account's registration and number.

       o      Use the addresses at left.

By wire

       o Follow the instructions at left. Be sure to include your account number and the full registered name (s) of the account on the bank wiring instructions.

       o Wired funds are considered received in proper form on the day they reach the funds' bank account and all required information is provided in the wire instructions.

Automatically

       o If your account is already open, call 1-800-423-6369 to set up an Automatic Investment Plan. Adding this plan to your account requires a signature guarantee, described under "Other purchase policies."

       o      When your plan is established, it follows the description at left.

Other purchase policies

Certificates. The funds don't issue stock certificates. You'll receive a statement confirming the details of your transaction.

Purchases through intermediaries. If you buy shares from a broker-dealer, financial institution, or other investment minimums, and restrictions may differ from those described here. Any fees charged go to the intermediary, not to Aquinas Funds.

If the intermediary is the shareholder of record, the funds may accept requests to buy additional shares into the account only from the intermediary. provider, their fees, policies,

The funds may authorize intermediaries and their designees to accept purchase orders on the funds' behalf. Such orders are considered received when the intermediary accepts them, and priced at the next net asset value calculated.

Checks/insufficient funds. Your purchase must be made in U.S. dollars via checks drawn on U.S. banks. The funds do not accept third-party checks or cash.

The transfer agent will charge a $15 fee against your account for any check returned unpaid. You'll also be responsible for any resulting loss to the funds.

Redemption requests shortly after purchase by check. Payment for such redemptions may be delayed up to 15 days to make sure there are sufficient funds to cover the check. If you anticipate making a redemption soon after you buy your shares, you may want to purchase by wire to avoid delays.

Exchanging shares

You may exchange shares of one Aquinas Fund for those of another Aquinas Fund or the American AAdvantage Money Market Fund. The AAdvantage Money Market Fund is described in a separate prospectus. Call toll-free 1-877-AQUINAS (1-877-278-4627) for a free copy, and read carefully before investing.

Note that an exchange is an ordinary sale and purchase for federal income tax purposes; you may realize a capital gain or loss.

These conditions apply to exchanges:

       o      The exchange must be between identically registered accounts.

       o Any checks used to purchase your shares must have cleared (up to 15 days).

       o      Minimum purchase and redemption amounts must be met.

How it works

You may request an exchange two ways:

       o In writing. Follow the procedures in "Selling shares," below. The minimum is $500.

       o By telephone (unless you've waived telephone privileges). Call 1-800-423-6369. The minimum is $1,000.

Shares to be sold will be redeemed at the next net asset value calculated after the transfer agents receive your exchange request The shares you want to acquire will be purchased at the net asset value at the time of redemption, or next calculated after redemption.

Other exchange policies

Limitations. The funds reserve the right to terminate without notice the exchange privilege of any shareholder, broker, investment adviser or agent who requests more than four exchanges in a calendar year, for oneself or one's customers. The funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the funds or adverse effects to other shareholders.

Fees. There are no fees for exchanging shares.

Selling shares

You may take money out of your account any time by selling (redeeming) some or all of your shares back to the fund, at no charge. The price you receive will be the next net asset value calculated after the fund receives your request in proper form. Note that when you sell shares, you may realize a capital gain or loss for federal tax purposes.

By mail

       o      Send your written request with

               -the number of shares or the dollar amount to be redeemed -the fund's name
               -the name(s) on the account registration
               -the account number

       o Sign the request exactly as the account is registered. You'll need a signature guarantee if

               -the amount requested is more than $25,000

               -the proceeds are to be sent to someone other than the share-holders of record or to somewhere other than the address of record

               -the request is made within 30 days of a change in address or bank to receive wire transfers

See "Signature guarantees," under "Other investment policies," below.

       o Include documentation required for corporate, partnership or fiduciary accounts, or for people acting on Power of Attorney. If you have questions, call 1-800-423-6369.

       o      Mail to the transfer agent at:

              DST Systems, Inc.
              330 West 9th Street, First Floor
              Kansas City, MO  64105

If you don't send your redemption request directly to the transfer agent, it may be delayed. Please submit requests to the address above.

By  telephone

(unless you've waived telephone privileges)

       o Call the transfer agent at 1-800-423-6369 to redeem from $1,000 to $25,000 in shares. You must request redemptions over $25,000 in writing, with signatures guaranteed.

       o The funds will mail proceeds to your address of record or send by wire to the account listed in your fund records.

       o      The funds do not accept redemption requests via fax.

Other redemption policies

Payment. When you redeem shares, you'll receive payment as follows:

         -Mailed payments will typically be sent within 1 or 2 days but no later than 7 days of receiving proper redemption instructions.

         -Wire payments for redemptions requested by phone will usually be made on the next business day to the bank designated on your account application (which must be a commercial bank within the U.S.)

The funds may delay payment for up to 7 days after receiving a redemption request. And the funds may suspend redemptions if the New York Stock Exchange closes or for other emergencies.

Redeeming shares through intermediaries. A broker-dealer, financial institution or other intermediary may charge a fee to redeem your fund shares. If the intermediary is the shareholder of record, the funds accept redemption requests only from the intermediary.

The funds may authorize intermediaries and their designees to accept redemption requests on the funds' behalf. These requests will be considered received when the intermediary accepts them, and priced at the next asset value calculated.

Redemption requests shortly after purchase by check. Payment for such redemptions may be delayed up to 15 days to make sure there are sufficient funds to cover the check. If you anticipate making a redemption soon after you buy your shares, you may want to purchase by wire to avoid delays.

Telephone transactions. The funds won't accept telephone redemption requests for payment by check for 30 days following an address change. You must make the request in writing, with signatures guaranteed.

As long as reasonable measures are taken to prevent telephone fraud, neither the
funds  nor  the  transfer   agent  are  liable  for  losses  from   unauthorized
transactions. The funds reserve the right to refuse a telephone transaction.

During shifts in the market or economy, it may be difficult to redeem shares by telephone or wire. You can mail your redemption requests as described above.

Small accounts. If your account balance falls below $500 and it is not a Uniform Gift to Minors Account or you don't have an Automatic Investment Plan, the funds may ask you to add to your balance. If your account balance is still below $500 after 60 days, the funds may close your account and send you the proceeds.

Systematic Withdrawal Plan. If your account balance is $10,000 or more, you can request monthly, quarterly, or annual distributions of at least $250. Note that withdrawals may result in a gain or loss for federal income tax purposes. If the amount in the account is not enough to make your requested payment, the remaining amount will be redeemed and the plan ended.

Call 1-800-423-6369 for a Systematic Withdrawal Plan application. To change the withdrawal amount or cancel your plan, send a request in writing, with a signature guarantee for each registered holder of the account. The funds may change or eliminate this privilege at any time.

Other investment policies

Telephone transactions. Unless you waive telephone privileges on your account application or in writing, you automatically have the privilege to make telephone inquiries, exchanges and redemptions. Once the account is established, requests to change or add these privileges must be in writing, signed by each registered holder of the account, with signatures guaranteed. As long as reasonable measures are taken to prevent telephone fraud, neither the funds nor the transfer agent are liable for losses from unauthorized transactions. The funds reserve the right to refuse a telephone transaction.

Signature guarantees. Generally, whenever you change your account, your bank information, or your registration information, you need signature guarantees for each registered holder. These guarantees may seem inconvenient, but they're intended to protect you from fraud. You can have signatures guaranteed by a U.S. commercial bank or trust company, a member of the National Association of Securities Dealers, Inc., or other eligible institutions.
A notary public is not acceptable.

Dividends and distributions

All the funds pay dividends of net investment income quarterly except the Fixed Income Fund, which pays dividends of net investment income monthly. The funds distribute any net realized capital gains annually.

Each fund will automatically reinvest dividends in shares of that fund unless you ask to have dividends paid in cash or invested in another of the Aquinas Funds (account minimums apply).

Taxes

Each year the funds will give you federal tax information about the dividends and distributions you've received. If your income is subject to tax, distributions are taxable whether they are paid in cash or reinvested in additional shares. Also, if you have distributions from a qualified plan reinvested in a regular account, you may face a penalty tax.

Because everyone's tax situation is unique, and state and local law may also affect you, the funds strongly recommend you consult with your tax adviser.

If you don't complete the certification form included with your account application, the funds are required by federal law to withhold 31% of any distribution and redemption proceeds for federal income tax purposes.

Shareholder reports

As a shareholder, you'll receive:

       o Confirmation statements each time you buy, sell, transfer or exchange shares. You'll also receive a summary of transactions since the beginning of the year. If you find any errors, notify the fund within 30 days or the transaction is considered ratified.

       o Individual account statements, mailed within 5 business days of a purchase or redemption. If dividend reinvestment is the only account activity, statements will be quarterly (monthly for the Fixed Income Fund).

       o      An  annual   statement   after   December   31  listing  all  your
              transactions in shares of the funds for the year.

       o Semi-annual reports showing your fund's portfolio and other information.

       o An annual report after the close of the funds' fiscal year (December 31), with audited financial statements.

                              Financial Highlights

These tables show the funds' financial performance for the past five years. Some of the information reflects results for single fund shares. "Total return" shows how much your investment in the fund would have increased (or decreased), assuming you had reinvested all dividends and distributions. These figures have been audited by Arthur Andersen LLP, the funds' independent accountants. Their report, along with the funds' financial statements, is included in the annual report, which is available upon request.

                                             Fixed Income Fund
                                                                For the Years Ended December 31,
                                                                --------------------------------
                                                                                                            Jan. 3,
                                                                                                            1994(1)
                                                                                                            through
                                                                                                            Dec. 31,
                                                    1998          1997           1996          1995           1994
                                                    ----          ----           ----          ----           ----
Net asset value, beginning of
period .....................................   $    10.17     $     9.90    $     10.17    $      9.24    $     10.00

Income from investment operations:

Net investment income ......................         0.54           0.55           0.54           0.54           0.46

Net realized and unrealized gain (losses) on
investments ................................        (0.17)          0.27          (0.27)          0.93          (0.77)
                                                ---------       --------      ---------      ---------      ---------
Total from investment operations ...........         0.71           0.82           0.27           1.47          (0.31)
                                                ---------       --------      ---------      ---------      ---------
Less distributions:

Dividends from net investment income .......        (0.54)         (0.55)         (0.54)         (0.54)         (0.45)

Distributions from net realized gains ......        (0.16)           --             --             --             --
                                                ---------       --------      ---------      ---------      ---------
Total distributions ........................        (0.70)         (0.55)         (0.54)         (0.54)         (0.45)
                                                ---------       --------      ---------      ---------      ---------
Net asset value, end of period .............   $    10.18    $     10.17    $      9.90    $     10.17    $      9.24
                                                =========       ========      =========      =========      =========
Total return (2) ...........................         7.17%          8.54%          2.83%         16.26%         (3.09)%

Supplemental data and ratios:

Net assets, end of period (in thousands) ...   $   42,865    $    40,699    $    37,229    $    35,617    $    28,147

Ratio to average net assets of: (3)

Expenses, net of waivers and reimbursements          1.00%          0.99%          1.00%          0.98%          1.00%

Expenses, before waivers and reimbursements          1.03%          1.05%          1.03%          0.98%          1.11%

Net investment income, net of waivers and
reimbursements .............................         5.27%          5.54%          5.44%          5.46%          4.84%

Net investment income, before waivers and
reimbursements .............................         5.24%          5.48%          5.41%          5.46%          4.73%

Portfolio turnover rate(2) .................          120%           102%           169%           126%           139%

(1)      Commencement of operations.
(2)      Not annualized for the period from January 3, 1994 through December 31, 1994.
(3)      Annualized for the period from January 3, 1994 through December 31, 1994.

                                       Equity Income Fund

                                                                 For the Years Ended December 31,
                                                                 --------------------------------
                                                                                                            Jan. 3,
                                                                                                            1994(1)
                                                                                                            through
                                                                                                           Dec. 31,
                                                  1998          1997           1996           1995            1994
                                                  ----          ----           ----           ----            ----
Net asset value, beginning of
period .....................................   $    14.89    $     13.26    $     11.83    $      9.39    $     10.00

Income from investment operations:
Net investment income ......................         0.23           0.26           0.23           0.28           0.32

Net realized and unrealized gain (losses) on
investments ................................         0.57           3.40           2.18           3.03         (0.61)
                                                ---------     ----------     ----------     ----------     ----------
Total from investment operations ...........         0.80           3.66           2.41           3.31         (0.29)
                                                ---------     ----------     ----------     ----------     ----------
Less distributions:

Dividends from net investment income .......        (0.23)         (0.26)         (0.23)         (0.28)         (0.32)

Distributions from net realized gains ......        (2.25)         (1.77)         (0.75)         (0.59)         --
                                                ---------     ----------     ----------     ----------     ----------
Total distributions ........................        (2.48)         (2.03)         (0.98)         (0.87)         (0.32)
                                                ---------     ----------     ----------     ----------     ----------
Net asset value, end of period .............   $    13.21    $     14.89    $     13.26    $     11.83    $      9.39
                                                =========     ==========     ==========     ==========     ==========
Total return (2) ...........................         5.50%         27.85%         20.43%         35.62%         (2.93)%

Supplemental data and ratios:

Net assets, end of period (in thousands) ...   $   64,877    $    73,594    $    54,184    $    42,102    $    32,217

Ratio to average net assets of: (3)

Expenses, net of waivers and reimbursements.         1.36%          1.37%          1.40%          1.37%          1.45%

Expenses, before waivers and reimbursements.         1.36%          1.37%          1.40%          1.37%          1.45%

Net investment income, net of waivers and
reimbursements .............................         1.49%          1.74%          1.79%          2.47%          3.33%

Net investment income, before waivers and
reimbursements .............................         1.49%          1.74%          1.79%          2.47%          3.33%

Portfolio turnover rate(2) .................           64%            42%            32%            40%           106%

(1)      Commencement of operations.
(2)      Not annualized for the period from January 3, 1994 through December 31, 1994.
(3)      Annualized for the period from January 3, 1994 through December 31, 1994.


                               Equity Growth Fund

                                                                   For the Years Ended December 31,
                                                                   --------------------------------
                                                                                                            Jan. 3,
                                                                                                            1994(1)
                                                                                                            through
                                                                                                            Dec. 31,
                                                   1998          1997           1996         1995            1994
                                                   ----          ----           ----         ----            ----
Net asset value, beginning of
period ........................................$    15.12    $     13.45    $     12.13    $      9.31    $     10.00

Income from investment operations:

Net investment income (loss) ..................     (0.10)         (0.06)         (0.06)         (0.01)          0.01

Net realized and unrealized gain (losses) on
investments ...................................      3.40           3.93           2.84           2.83          (0.69)
                                                ---------     ----------     ----------     ----------     ----------
Total from investment operations ..............      3.30           3.87           2.78           2.82          (0.68)
                                                ---------     ----------     ----------     ----------     ----------
Less distributions:

Dividends from net investment income ..........       --             --             --             --           (0.01)

Distributions from net realized gains .........     (0.85)         (2.20)         (1.46)           --             --
                                                ---------     ----------     ----------     ----------     ----------
Total distributions ...........................     (0.85)         (2.20)         (1.46)           --           (0.01)
                                                ---------     ----------     ----------     ----------     ----------
Net asset value, end of period ................$    17.57    $     15.12    $     13.45    $     12.13    $      9.31
                                                =========     ==========     ==========     ==========     ==========
Total return (2) ..............................     21.95%         28.97%         22.90%         30.29%         (6.78)%

Supplemental data and ratios:

Net assets, end of period (in thousands) ......$   47,400    $    35,990    $    22,593    $    15,912    $    10,104

Ratio to average net assets of: (3)

Expenses, net of waivers and reimbursements ...      1.42%          1.49%          1.50%          1.50%          1.50%

Expenses, before waivers and reimbursements ...      1.42%          1.49%          1.54%          1.61%          1.76%

Net investment income (loss), net of waivers
and reimbursements ............................     (0.71)%        (0.66)%        (0.55)%        (0.10)%         0.14%

Net investment income (loss), before waivers
and reimbursements ............................     (0.71)%        (0.66)%        (0.59)%        (0.21)%        (0.12)%

Portfolio turnover rate(2) ....................        96%           104%           112%           102%            98%

(1)      Commencement of operations.
(2)      Not annualized for the period from January 3, 1994 through December 31, 1994.
(3)      Annualized for the period from January 3, 1994 through December 31, 1994.


                                  Balanced Fund
                                                                   For the Years Ended December 31,
                                                                   --------------------------------
                                                                                                          Jan. 3,
                                                                                                          1994(1)
                                                                                                          through
                                                                                                         Dec. 31,
                                                      1998          1997         1996         1995          1994
                                                      ----          ----         ----         ----          ----

Net asset value, beginning of
period ........................................$    11.58    $     11.53    $     11.03    $      9.43    $     10.00

Income from investment operations:

Net investment income (loss) ..................      0.28           0.31           0.26           0.32           0.26

Net realized and unrealized gain (losses) on
investments....................................      0.68           1.95           1.41           1.84          (0.57)
                                                ---------     ----------     ----------     ----------     ----------

Total from investment operations ..............      0.96           2.26           1.67           2.16          (0.31)
                                                ---------     ----------     ----------     ----------     ----------
Less distributions:

Dividends from net investment income ..........     (0.28)         (0.30)         (0.26)         (0.33)         (0.26)

Distributions from net realized gains .........     (0.92)         (1.91)         (0.91)         (0.23)       --
                                                ---------     ----------     ----------     ----------     ----------
Total distributions ...........................     (1.20)         (2.21)         (1.17)         (0.56)         (0.26)
                                                ---------     ----------     ----------     ----------     ----------
Net asset value, end of period ................$    11.34    $     11.58    $     11.53    $     11.03    $      9.43
                                                =========     ==========     ==========     ==========     ==========
Total return (2) ..............................      8.46%         19.91%         15.29%         23.14%         (3.06)%

Supplemental data and ratios:

Net assets, end of period (in thousands) ......$   27,089    $    29,164    $    29,670    $    26,779    $    30,114

Ratio to average net assets of: (3)

Expenses, net of waivers and reimbursements ...      1.44%          1.45%          1.44%          1.46%          1.49%

Expenses, before waivers and reimbursements ...      1.49%          1.52%          1.49%          1.46%          1.49%

Net investment income (loss), net of waivers
and reimbursements.............................      2.38%          2.44%          2.23%          2.93%          2.75%

Net investment income (loss), before waivers
and reimbursements.............................      2.33%          2.37%          2.18%          2.93%          2.75%

Portfolio turnover rate(2) ....................       102%            94%           111%           118%           111%

(1)      Commencement of operations.
(2)      Not annualized for the period from January 3, 1994 through December 31, 1994.
(3)      Annualized for the period from January 3, 1994 through December 31, 1994.


Back cover

For more information

If you'd like more information about the funds, ask for a free copy of the following:

Statement of Additional Information (SAI). You'll find more detailed information about the funds in the SAI. The SAI is incorporated by reference, which means it is legally part of this prospectus.

Annual/Semi-annual Reports. These reports offer additional information about the funds' investments. In the annual report, you'll find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

To request the SAI, annual and semi-annual reports, and other information about the funds, write:

The Aquinas Funds
5310 Harvest Hill Road, Suite 248
Dallas, Texas 75230

Or call 1-800-423-6369.

Prospective investors and shareholders who have questions about the funds may also call the above number or write to the above address.

You can also review and copy information about the funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. For information about the operation of the Public Reference Room, call 1-800-SEC-0330.

Reports and other information about the funds are available on the SEC's Internet site at www.sec.gov. You may obtain copies of this information for a duplicating fee by writing to the SEC's Public Reference Section at 405 5th Street, N.W., Washington, D.C. 20549-6009. The SAI is also available from broker/dealers and banks through which shares of the funds may be sold.

Investment Company Act file number: 811-8122

STATEMENT OF ADDITIONAL INFORMATION                               April 30, 1999



AQUINAS FIXED INCOME FUND
AQUINAS EQUITY INCOME FUND
AQUINAS EQUITY GROWTH FUND
AQUINAS BALANCED FUND


                             THE AQUINAS FUNDS, INC.
                             5310 Harvest Hill Road
                                    Suite 248
                               Dallas, Texas 75230
                               Call 1-972-233-6655




       This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Aquinas Funds, Inc. dated April 30, 1999. Requests for copies of the Prospectus should be made by writing to The Aquinas Funds, Inc., 5310 Harvest Hill Road, Dallas, Texas 75230,
Attention: Corporate Secretary, or by calling 1-972-233-6655.

       The following financial statements are incorporated by reference to the Annual Report, dated December 31, 1998, of The Aquinas Funds, Inc. (File No. 811-8122) as filed with the Securities and Exchange Commission on February 26, 1999.

            Report of Independent Public Accountants
            Schedule of Investments at December 31, 1998
            Statements of Assets and Liabilities at December 31, 1998
            Statements of Operations for the year ended December 31, 1998 Statements of Changes in Net Assets for the years ended December 31,
              1998 and December 31, 1997
            Financial  Highlights  for the years ended  December 31, 1998,
              December 31, 1997, December 31, 1996, December 31, 1995 and December 31, 1994
            Notes to Financial Statements

       Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-877-278-4627.

                             THE AQUINAS FUNDS, INC.

                                TABLE OF CONTENTS

                                                           Page


FUND HISTORY AND CLASSIFICATION..............................1

INVESTMENT RESTRICTIONS......................................1

INVESTMENT POLICIES AND TECHNIQUES...........................3

DETERMINATION OF NET ASSET VALUE............................16

PURCHASE OF SHARES..........................................16

DIRECTORS AND OFFICERS OF THE COMPANY.......................17

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR....19

EXCHANGE PRIVILEGE..........................................25

CUSTODIAN AND TRANSFER AGENT................................25

ALLOCATION OF PORTFOLIO BROKERAGE...........................26

TAXES ......................................................27

CAPITAL STRUCTURE...........................................29

SHAREHOLDER MEETINGS........................................30

PERFORMANCE INFORMATION.....................................31

DESCRIPTION OF SECURITIES RATINGS...........................33

INDEPENDENT ACCOUNTANTS.....................................39

       No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated April 30, 1999, and, if given or made, such information or representations may not be relied upon as having been authorized by The Aquinas Funds, Inc.

       This Statement of Additional Information does not constitute an offer to sell securities.


                                      (i)

                         FUND HISTORY AND CLASSIFICATION

       The Aquinas  Funds,  Inc.  (the  "Company")  is an open-end,  diversified management investment company, consisting of four separate diversified portfolios: the Aquinas Fixed Income Fund (the "Fixed Income Fund"), the Aquinas Equity Income Fund (the "Equity Income Fund"), the Aquinas Equity Growth Fund (the "Equity Growth Fund") and the Aquinas Balanced Fund (the "Balanced Fund"). The Aquinas Funds, Inc. is registered under the Investment Company Act of 1940. The Aquinas Funds, Inc. was incorporated as a Maryland corporation on October 20, 1993.

                             INVESTMENT RESTRICTIONS

       Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

       1. Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

       2. None of the Funds will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fixed Income Fund and the Balanced Fund may (i) enter into interest rate swap transactions; (ii) purchase or sell futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (iv) write or invest in put or call options; and (v) enter into foreign currency exchange contracts.

       3. None of the Funds will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund's total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Fixed Income Fund and the Balanced Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

       4. None of the Funds will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

       5. None of the Funds will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

       6. None of the Funds will make loans, except through (i) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (ii) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund's total assets would be the subject of such loans.

       7. None of the Funds will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

       8. None of the Funds will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate.
Certain of the Funds may purchase mortgage-backed securities and similar securities in accordance with their investment objectives and policies.

       9. None of the Funds will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

       10. None of the Funds will purchase or sell commodities or commodities contracts, except that the Fixed Income Fund and the Balanced Fund may enter into futures contracts and options on futures contracts.

       Each of the Funds has adopted certain other investment restrictions which are not fundamental policies and which may be changed without stockholder approval. These additional restrictions are as follows:

       1. The Funds will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Funds' investment adviser.

       2. None of the Funds will invest more than 5% of its total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

       3. None of the Funds will purchase securities of other investment companies (as defined in the Investment Company Act of 1940 (the "1940 Act")), except as part of a plan of merger, consolidation, reorganization or acquisition of assets.

       4. No Fund's investments in illiquid securities will exceed 5% of the total value of its net assets.

       5. None of the Funds will make investments for the purpose of exercising control or management of any company.

       6. No Fund's investment in warrants, valued at the lower of cost or market, will exceed 5% of the total value of the Fund's net assets. Included within that amount, but not to exceed 2% of the total value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.


       The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.


                       INVESTMENT POLICIES AND TECHNIQUES

       In addition to the policies described above and in the Prospectus, the investment policies and techniques described below have been adopted by the Funds as indicated.

                              Temporary Investments


       For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash and high-quality money market obligations. Money market securities include short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

       The Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's and unrated debt securities which are deemed by the portfolio manager to be of comparable quality. Each Fund may also invest in United States Treasury bills and Notes, and certificates of deposit of domestic branches of U.S. banks.

       The Funds may invest in repurchase agreements issued by banks and certain non-bank broker-dealers. In a repurchase agreement, a Fund buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. When entering into repurchase agreements, a Fund must hold an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement can be considered as a loan collateralized by the security purchased. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In that event, a Fund may experience delays, increased costs and a possible loss. Repurchase agreements will be acquired in accordance with procedures established by the Funds' Board of Directors which are designed to evaluate the credit worthiness of the other parties to the repurchase agreements.


                          Lending Portfolio Securities


       Each of the Funds may lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

       Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Fund's custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value shall become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by Aquinas Investment Advisors, Inc., the Funds' investment adviser (the "Adviser") and the Funds' portfolio managers, to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.


       The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

       In making such loans, the Fund may utilize the services of a loan broker and pay a fee therefor. The Fund may incur additional custodian fees for services in connection with lending of securities.


                             When-Issued Securities

       The Fixed Income Fund and the Balanced Fund may purchase securities on a forward commitment or when-issued basis, which means that the price of the securities is fixed at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 90 days after the commitment to purchase. Interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. The Funds will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Funds may sell these securities before the settlement date if the portfolio manager deems it advisable. The Funds will not accrue income in respect of a when-issued security prior to its stated delivery date.

       When the Funds purchase securities on a when-issued basis, they will maintain in a segregated account with the Funds' custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such segregation is to prevent the Fund from gaining investment leverage from when- issued transactions. When-issued securities may decline or increase in value during the period from the Fund's investment commitment to the settlement of the purchase.

                               Foreign Securities

       Each of the Funds may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated and up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. Each of the Funds, however, will not invest more than 10% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and the Funds may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a Fund's income without providing a tax credit for the Fund's shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations in which their respective portfolio managers consider as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

                   Mortgage-Backed and Asset-Backed Securities

       The Fixed Income Fund and the Balanced Fund may invest in Mortgage-Backed as well as other asset-backed Securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property.
Mortgage-Backed Securities include: (i) Guaranteed Government Agency Mortgage-Backed Securities; (ii) Privately-Issued Mortgage-Backed Securities; and (iii) collateralized mortgage obligations and multiclass pass-through securities. These securities as well as other asset-backed securities are described below.


       Guaranteed Government Agency Mortgage-Backed Securities. Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

       The Guaranteed Government Agency Mortgage-Backed Securities in which the Fixed Income Fund and the Balanced Fund may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

       Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

       Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association

Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

       Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

       Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

       Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

       Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities

("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

       Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.


       In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMO's and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. Neither the Fixed Income Fund nor the Balanced Fund will invest in such high-risk derivative mortgage-backed securities.

       Mortgage Dollar Rolls. The Fixed Income Fund and the Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Mortgage-Backed Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fixed Income Fund and the Balanced Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Funds' borrowings and other senior securities.

       Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

       Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fixed Income Fund or Balanced Fund to experience difficulty in valuing or liquidating such securities.


       Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

       Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

       No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Company's Board of Directors. In accordance with such guidelines, the Adviser and the portfolio managers will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

       Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and LIBOR are among the common interest rate indexes. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

                               Illiquid Securities


       Each of the Funds may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 5% of the value of the Fund's net assets. The Board of Directors of the Company or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Directors. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.


       Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Company. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

                           U.S. Government Securities

       Each of the Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

                               Hedging Instruments


       The Fixed Income Fund and the Balanced Fund may buy and sell futures contracts on debt securities ("Debt Futures"). When the Funds buy a Debt Future, they agree to take delivery of a specific type of debt security at a specific future date for a fixed price; when they sell a Debt Future, they agree to deliver a specific type of debt security at a specific future date for a fixed price. Either obligation may be satisfied by the actual taking, delivering or entering into an offsetting Debt Future to close out the futures position. The Fixed Income

Fund and the Balanced Fund may purchase puts but only if (i) the investments to which the puts relate are Debt Futures; and (ii) the puts are traded on a domestic commodities exchange. Such puts need not be protective (i.e., the Funds need not own the related Debt Futures). The Funds may write covered puts on Debt Futures. For a put to be covered, the Fund must maintain in a segregated account cash or liquid securities equal to the option price. The Funds may purchase calls and write calls but only if (i) the investments to which the calls relate are Debt Futures; and (ii) the calls are traded on a domestic commodities exchange.


       Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

       The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

       Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker known as a Futures Commission Merchant (FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of a party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

       Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). A Fund may purchase options on Debt Futures. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

       The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

       Writing Call and Put Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts.

       To terminate its obligation on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

       Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

       When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Funds may only write covered puts. For a put to be covered, the Fund must maintain in a segregated account cash or liquid securities equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

       Combined Option Positions. The Funds may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

       Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments. A Fund may invest in options and futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

       Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

       Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a

Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

       Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside U.S. Government securities, cash or liquid securities in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

       Limitations on Futures and Options Transactions. The Fixed Income Fund and the Balanced Fund filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the following representations:

              (1) The Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Fund may hold positions in futures contracts or options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and losses on any such contracts (subject to limited exclusions for options that are in-the-money at the time of purchase); and

              (2) The Fund will not market participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodities futures or commodity option markets.


       Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transactions costs to which the Fixed Income Fund and the Balanced Fund would not be subject absent the use of these strategies. If a Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of Debt Futures and options on Debt Futures include (i) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (ii) imperfect correlation between the price of options and Debt Futures and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.


                        DETERMINATION OF NET ASSET VALUE


       As set forth in the Prospectus under the caption "DETERMINATION OF NET ASSET VALUE," the net asset value of each of the Funds will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which net asset value was determined.

       Securities which are traded on a recognized stock exchange or the Nasdaq Stock Market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Adviser. Any modification of the price of a debt security furnished by a pricing service is made under the supervision of and will be the ultimate responsibility of the Company's Board of Directors. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under the supervision of the Company's Board of Directors, although such day-to-day determinations are made by the Adviser under the supervision of or pursuant to guidelines established by the Company's Board of Directors.


                               PURCHASE OF SHARES

       Each of the Funds has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which a Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in the manner required by Rule 17a-7.

                      DIRECTORS AND OFFICERS OF THE COMPANY


       As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of the Board of Directors. The name, address, age, position(s) with the Company, principal occupation(s) during the past five years, and certain other information with respect to each of the directors and officers of the Company are as follows:

                  FRANK A. RAUSCHER, 55, President and Treasurer.


                  5310 Harvest Hill Road
                  Suite 248
                  Dallas, Texas  75230


       Mr. Rauscher has been the Chief Operating Officer of Aquinas Investment Advisors, Inc. since August 1994. Prior thereto he was President and Chief Executive Officer of American Federal Bank.

                  MICHAEL R. CORBOY, 68, Director.

                  #7 Kings Gate
                  Dallas, Texas  75225


       Mr.  Corboy  is  President  of  Corboy  Investment   Company,  a  private
investment company.


                  SISTER IMELDA GONZALEZ, CDP, 58, Director.


                  c/o NATRI
                  8824 Cameron Street
                  Silver Spring, Maryland  20910

       Sister Gonzalez has been a member of the staff of the National Association of Treasurers of Religious Institutions, Silver Spring, Maryland, since April 1997. Prior thereto, Sister Gonzalez was the Treasurer General and Chief Financial Officer of the Congregation of Divine Providence of San Antonio, Texas.


                  THOMAS J. MARQUEZ, 61, Director.


                  8300 Douglas Avenue,
                  Suite 800
                  Dallas, Texas  75225

       Mr. Marquez has been a self-employed private investor since 1990.


                  CHARLES CLARK*, 60, Director.


                  2420 Butler
                  Dallas, Texas  75235

       Mr. Clark is President of Olmsted-Kirk Paper Company. Mr. Clark has been Secretary, Treasurer and a Director of the Adviser since April 29, 1997.


                  JOHN L. STRAUSS*, 59, Director.

                  4601 Christopher Place
                  Dallas, Texas  75204


       Mr. Strauss was a principal of Barrow, Hanley, Mewhinney & Strauss, an investment advisory firm from 1980 until his retirement in January 1998. Mr. Strauss is a director of the Adviser.


                  JOHN J. KICKHAM*, 57, Vice President.


                  5310 Harvest Hill Road
                  Suite 245
                  Dallas, Texas  75230

       Mr. Kickham has been the President of Quarterdeck of Texas, Inc., a mortgage banking firm, since March 1994. From November 1994 through November 1995, he was President of Wing Industries, a door manufacturer. Mr. Kickham has been Chairman of the Kickham Group, Inc., a private investment company, since March 1985.

       The following table sets forth information on the compensation paid to directors for services as directors of the Company during the fiscal year ended December 31, 1998.


----------------
       * Messrs. Clark and Strauss are directors who are "interested persons" of the Company as that term is defined in the 1940 Act.

                                                                                                      Total
                                                         Pension or                                Compensation
                                                         Retirement                                    From
                                    Aggregate         Benefits Accrued     Estimated Annual        Company and
                                  Compensation        as Part of Fund        Benefits Upon         Fund Complex
       Name of Person             from Company            Expenses            Retirement        Paid to Directors
       --------------             ------------            --------            ----------        -----------------

Charles Clark                              $  0              0                     0                       $  0
Michael R. Corboy                         1,000              0                     0                      1,000
Imelda Gonzalez, CDP                      1,500              0                     0                      1,500
Thomas J. Marquez                         2,000              0                     0                      2,000
John L. Strauss                               0              0                     0                          0


       The Company compensates each disinterested director $500 for each meeting of the Board of Directors attended. The Company may also reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors. During the fiscal year ended December 31, 1998, there were reimbursements of $1,272.50 for travel expenses. Sister Gonzalez has assigned all directors fees that she receives to her religious order.


       As of January 31, 1999, the officers and directors of the Fund as a group owned less than 1% of the outstanding securities of each Fund. At January 31, 1999, The Catholic Foundation, 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, owned 3,447,919 shares (78.8% of the outstanding) of the Fixed Income Fund, of which 1,934,606 shares (44.2%) were owned as trustee and 1,513,313 shares (34.6%) were beneficially owned; 3,154,952 shares (65.3% of the outstanding) of the Equity Income Fund, of which 1,902,205 shares (39.4%) were owned as trustee and 1,252,747 shares (25.9%) were beneficially owned; 1,589,348 shares (58.2% of the outstanding) of the Equity Growth Fund, of which 710,435 shares (26.0%) were owned as trustee and 878,913 shares (32.2%) were beneficially owned; and 1,807,535 shares (83.1% of the outstanding) of the Balanced Fund, of which 327,410 shares (15.0%) were owned as trustee and 1,480,125 shares (68.0%) were beneficially owned. The Lay Employees of the Roman Catholic Diocese of Dallas 403(b)(7) plan, P.O. Box 190507, Dallas, Texas 75219, owned 134,025 shares (6.2% of the outstanding of the Balanced Fund; and the Bishop Charles V. Grahmann Trust, P.O. Box 190507, Dallas, Texas 75219, owned 237,789 shares (5.4% of the outstanding) of the Fixed Income Fund. No other person owns of record or beneficially 5% or more of the outstanding securities of any Fund. By virtue of its stock ownership, The Catholic Foundation is deemed to "control," as that term is defined in the Investment Company Act of 1940, each of the Funds and the Company.

            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

       The Board of Directors of the Company supervises the management, activities and affairs of the Funds and has approved contracts with the following business organizations to provide, among other services, day-to-day management required by the Funds.


       Investment Adviser. The investment adviser to the Funds is Aquinas Investment Advisors, Inc., 5310 Harvest Hill, Suite 248, Dallas, Texas 75230 (the "Adviser"). The Adviser is a wholly-owned subsidiary of The Catholic Foundation and was organized to become the investment adviser to the Funds. Pursuant to investment advisory agreements entered into between each of the Funds and the Adviser (the "Management Agreements"), the Adviser provides consulting, investment and administrative services to the Funds. For its services to the Funds, the Adviser receives a monthly fee based on the average daily net assets of each Fund at the annual rate of 0.60% for the Fixed Income Fund, 1.00% for the Equity Income Fund, 1.00% for the Equity Growth Fund and 1.00% for the Balanced Fund. The specific investments for each Fund are made by portfolio managers selected for the Funds by the Adviser. The Adviser pays the fees of each portfolio manager. The Adviser (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise provision of services by third parties such as the portfolio managers and custodian; (iii) develops the investment programs, selects portfolio managers, allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results; and (iv) is authorized to select or hire portfolio managers to select individual portfolio securities held in the Funds. The Adviser bears the expenses it incurs in providing these services as well as the costs of preparing and distributing explanatory materials concerning the Funds. The Adviser also provides asset management consulting services - including the objective-setting and asset-allocation technology, and portfolio manager research and evaluation assistance.

       The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

       The Adviser has undertaken to waive its advisory fees with respect to each of the Funds to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceeded that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Funds are qualified for sale. As of the date of this Statement of Additional Information, the shares of the Funds are not qualified for sale in any state which imposes an expense limitation. Additionally, the Adviser voluntarily has agreed to reimburse each Fund to the extent aggregate annual operating expenses as described above exceed 1.50% of the average daily net assets of a Fund (1.00% for the Fixed Income Fund). The Adviser may voluntarily continue to waive all or a portion of the advisory fees otherwise payable by the Funds. Such a waiver may be terminated at any time in the Adviser's discretion. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee is reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

       For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the fees paid to the Adviser for management and investment advisory services were $222,321 (net of waivers of $10,042), $209,779 (net of waivers of $22,939) and $203,761 (net of waivers of $10,507), respectively, for the Fixed Income Fund, $653,479, $633,726 and $479,210, respectively, for the Equity Income Fund, $396,047, $291,466 and $181,345 (net of waivers of $7,841), respectively, for the Equity Growth Fund and $290,593, $289,730 and $278,719, respectively, for the Balanced Fund.

       Each  Management   Agreement  will  remain  in  effect  as  long  as  its
continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940
Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Management Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the applicable Fund's shareholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.


       Portfolio Managers. Each portfolio manager makes specific portfolio investments for that segment of the assets of a Fund under its management in accordance with the particular Fund's investment objective and the portfolio manager's investment approach and strategies.

       Portfolio managers are employed or terminated by the Adviser subject to prior approval by the Board of Directors of the Company. The employment of a new portfolio manager currently requires the prior approval of the shareholders of the affected Fund. The Funds, however, have requested an order of the Securities and Exchange Commission exempting the Funds from the requirements under the Investment Company Act of 1940 relating to shareholder approval of new portfolio managers. There can be no assurance that such an order will be granted to the Funds. Selection and retention criteria for portfolio managers include (i) their historical performance records; (ii) an investment approach that is distinct in relation to the approaches of each of the Funds' other portfolio managers; (iii) consistent performance in the context of the markets and preservation of capital in declining markets; (iv) organizational stability and reputation; (v) the quality and depth of investment personnel; and (vi) the ability of the portfolio manager to apply its approach consistently.

Each portfolio manager will not necessarily exhibit all of the criteria to the same degree. Portfolio managers are paid by the Adviser (not the Funds).

       In general, the policy of the Adviser with respect to each Fund is to allocate assets approximately equally among the portfolio managers of each Fund and to maintain such an equal allocation at regular intervals. Ordinarily, assets will not be allocated from a portfolio manager whose performance is less than that of the other portfolio managers of the Fund. The assets of each Fund are reallocated at least quarterly but may be reallocated more frequently at the discretion of the Adviser depending on cash flow and the evaluation of each portfolio manager's performance. The allocation among portfolio managers within a Fund may be temporarily unequal when portfolio managers are added to or removed from a Fund or in the event of a net redemption. A portfolio manager may purchase a particular security for the Fund at the same time another portfolio manager is selling the same security for the Fund.

       The portfolio managers' activities are subject to general supervision by the Adviser and the Board of Directors of the Company. Although the Adviser and Board do not evaluate the investment merits of the portfolio managers' specific securities selections, they do review the performance of each portfolio manager relative to the selection criteria.


       Atlantic Asset Management Partners, L.L.C. ("AAM") is a portfolio manager for the Fixed Income Fund and the Balanced Fund. Effective September 1, 1997, for its services to the Fixed Income Fund and the Balanced Fund, AAM receives a fee computed daily and payable monthly, paid by the Adviser (not the Funds) determined by multiplying the average daily net assets of each of the Fixed Income Fund and the Balanced Fund during the month by 1/12 of the Performance Fee Rate. The Performance Fee Rate is determined by applying the following formula:

       Performance Fee Rate = 0.30% + [0.20 x (Excess Return - 1.20%)]

       Notwithstanding the above formula, the Performance Fee Rate will not be lower than 0.10% and will not be higher than 0.50%. "Excess Return" is equal to AAM's Total Return less the Benchmark Total Return for the twelve month period beginning on the first day of the eleventh month prior to the month for which the Performance Fee Rate is calculated and ending on the last day of such month (e.g. the Performance Fee Rate for August 1998 is based on total returns for the period beginning September 1, 1997 and ending August 31, 1998). The "Benchmark Total Return" is the change in the level of the Lehman Brothers Aggregate Bond Index during the measuring period. "AAM's Total Return" is the change in value of assets of the Fixed Income Fund and the Balanced Fund under the management of AAM plus any interest paid or accrued on such assets less brokerage commissions paid on the acquisition or disposition of such assets during the measuring period. AAM's Total Return is adjusted on a time-weighted basis for any assets added to or withdrawn from the assets under the management of AAM. Since the fee is received by AAM from the Adviser is based in part on AAM's performance, there exists the risk that AAM might take undue risks to increase its investment performance.

       Prior to September 1, 1997, for its services to the Funds, AAM received a fee, computed daily and payable monthly, paid by the Adviser (not the Funds), at the following annual rate based on average daily net assets under its management:

     Assets                                                            Fee Rate
     ------                                                            --------
0 to $15 million....................................................    0.380%
$15 million to $45 million..........................................    0.300%
$45 million to $100 million.........................................    0.200%
Over $100 million...................................................    0.100%

       Income Research & Management, Inc. ("IRM") serves as a portfolio manager to the Fixed Income Fund and the Balanced Fund. For its services to the Funds, the Adviser (not the Funds) pays IRM a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under its management:

      Assets                                                           Fee Rate
0 to $10 million....................................................    0.400%
$10 million to $20 million..........................................    0.300%
$20 million to $60 million..........................................    0.250%
$60 million to $100 million.........................................    0.200%
Over $100 million...................................................    0.150%

       Beutel, Goodman Capital Management ("BGCM") is a portfolio manager for the Equity Income Fund and the Balanced Fund. For its services to the Funds, the Adviser (not the Funds) pays BCGM a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under its management:

     Assets                                                           Fee Rate
0 to $25 million....................................................    0.450%
Over $25 million....................................................    0.315%

       NFJ Investment Group ("NFJ") serves as a portfolio manager for the Equity Income Fund and the Balanced Fund. For its services to the Funds, the Adviser (not the Funds) pays NFJ a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under its management:

     Assets                                                           Fee Rate
0 to $25 million...................................................    0.450%
Over $25 million...................................................    0.315%

       John McStay Investment Counsel, ("JMIC") is a portfolio manager for the Equity Growth Fund and the Balanced Fund. For services to the Funds, the Adviser (not the

Funds) pays JMIC a fee, computed daily and payable monthly, equal to 0.8% of the average daily net assets under its management.

       Sirach Capital Management, Inc. ("Sirach") is a portfolio manager for the Equity Growth Fund and the Balanced Fund. For its services to the Fund, the Adviser (not the Funds) pays Sirach a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under its management:

     Assets                                                            Fee Rate
0 to $10 million....................................................    0.600%
$10 million to $30 million..........................................    0.500%
$30 million to $50 million..........................................    0.350%
Over $50 million....................................................    0.250%

       Administrator. Pursuant to an Administration and Fund Accounting Agreement (the "Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, calculates the daily net asset value of the Funds, prepares and files all federal income and excise tax returns and state income tax returns (other than those required to be made by the Funds' custodian or the Transfer Agent), oversees the Funds' insurance relationships, participates in the preparation of the Funds' registration statement, proxy statements and reports, prepares compliance filings relating to the registration of the securities of the Funds pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares the financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Funds' expense accruals and performs securities valuations, monitors the Funds' status as a registered investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and monitors compliance with the Funds' investment policies and restrictions, from time to time, and generally assists in the Funds' administrative operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Funds a fee, computed daily and payable monthly, based on the Funds' aggregate average net assets at the annual rate of .23 of 1% on the first $50 million of average net assets, .20 of 1% on the next $50 million of average net assets, .10 of 1% of the next $150 million, and .075 of 1% on average net assets in excess of $250 million, subject to an annual aggregate minimum of $185,000, plus out-of-pocket expenses. For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the fees paid to the Administrator were $64,510, $66,698 and $67,228, respectively, for the Fixed Income Fund, $108,853, $108,782 and $90,155, respectively, for the Equity Income Fund, $65,971, $49,986 and $35,579, respectively, for the Equity Growth Fund and $33,880 (net of voluntary waivers of $14,525), $30,627 (net of voluntary waivers of $19,189) and $38,524 (net of voluntary waivers of $13,936), respectively, for the Balanced Fund.

       The Administration Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940
Act) of the outstanding shares of the Company, and (ii) by a vote of a majority of the directors of the Company who are not interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement may be terminated with respect to any one or more particular Funds without penalty upon mutual consent of the Company and the Administrator or by either party upon not less than 60 days' written notice to the other party.

       The Management Agreements, agreements with the portfolio managers and the Administration Agreement provide that the Adviser, the portfolio managers and the Administrator, as the case may be, shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreements, agreements with the portfolio managers and the Administration Agreement also provide that the Adviser, the portfolio managers and the Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


                               EXCHANGE PRIVILEGE

       Investors may exchange shares of a Fund having a value of $500 or more for shares of any other Fund. In addition, effective July 1, 1998, shareholders of the Funds may exchange shares of a Fund for shares of the PlanAhead Class of American AAdvantage Money Market Fund. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms.

       The exchange privilege will not be available if the proceeds from a redemption of shares of the Funds are paid directly to the investor or at his or her discretion to any persons other than the Funds. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.


       For federal income tax purposes, a redemption of shares of the Funds pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares of Common Stock redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.


                          CUSTODIAN AND TRANSFER AGENT


       UMB Bank, n.a. ("UMB"), P.O. Box 419226, Kansas City, Missouri 64141, acts as custodian for the Funds. As such, UMB holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the

Funds. UMB does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.


       DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105-1807, acts as the Funds' transfer agent and dividend disbursing agent.


                        ALLOCATION OF PORTFOLIO BROKERAGE

       The Funds' securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Company's Board of Directors. Decisions to buy and sell securities for the Funds are made by the portfolio managers subject to review by the Adviser and the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the portfolio managers to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the portfolio manager's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the portfolio managers may determine that better prices are available from non-principal market makers who are paid commissions directly. Although the Funds do not intend to market their shares through intermediary broker-dealers, a Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the portfolio managers believe the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

       In allocating brokerage business for a Fund, the portfolio managers also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, computer hardware and software, market quotations, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the portfolio managers believe these services have substantial value, they are considered supplemental to their own efforts in the performance of their duties. Other clients of the portfolio managers may indirectly benefit from the availability of these services to the portfolio managers, and the Fund may indirectly benefit from services available to the portfolio managers as a result of transactions for other clients. Each of the portfolio managers may cause a Fund to pay a broker which provides brokerage and research services to the portfolio manager a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the portfolio manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the portfolio manager's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

       For the fiscal year ended December 31, 1998, the Equity Income Fund paid brokerage commissions of $119,657 on total transactions of $88,427,853; the Equity Growth Fund paid brokerage commissions of $89,896 on total transactions of $50,591,288; and the Balanced Fund paid brokerage commissions of $37,849 on total transactions of $23,781,232. For the fiscal year ended December 31, 1997, the Equity Income Fund paid brokerage commissions of $67,306 on total transactions of $49,959,809; the Equity Growth Fund paid brokerage commissions of $67,248 on total transactions of $40,480,115; and the Balanced Fund paid brokerage commissions of $36,448 on total transactions of $22,830,609. For the fiscal year ended December 31, 1996, the Equity Income Fund paid brokerage commissions of $49,913 on total transactions of $32,976,854; the Equity Growth Fund paid brokerage commissions of $53,405 on total transactions of $29,932,376; and the Balanced Fund paid brokerage commissions of $39,127 on total transactions of $20,257,052. For the fiscal year ended December 31, 1998 the Fixed Income Fund paid brokerage commissions of $1,551 on total transactions of $3,316,350. The Fixed Income Fund did not pay any brokerage commissions during the two-year period ended December 31, 1997. During the fiscal year ended December 31, 1998, the Equity Income Fund paid brokerage commissions of $113,580 on transactions of $84,779,088 to brokers who provided research; the Equity Growth Fund paid brokerage commissions of $53,611 on transactions of $29,021,044 to brokers who provided research; the Balanced Fund paid brokerage commissions of $29,128 on transactions of $18,835,190 to brokers who provided research; and the Fixed Income Fund paid brokerage commissions of $1,551 on transactions of $3,316,350 to brokers who provided research.

       Any commission, fee or other remuneration paid to a portfolio manager who causes a Fund to pay an affiliated broker-dealer is paid in compliance with procedures adopted in accordance with Rule 17e-1 under the Investment Company Act of 1940. The Funds do not expect that a significant portion of any Fund's total brokerage business will be effected with broker-dealers affiliated with portfolio managers. However, a portfolio manager may effect portfolio transactions for the segments of a Fund's portfolio assigned to it with a broker-dealer affiliated with the portfolio manager, as well as with broker-dealers affiliated with other portfolio managers. No such fees were paid to affiliated broker-dealers for the fiscal years ended December 31, 1998, 1997 and 1996.


                                      TAXES

       Each Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code. The discussion that follows is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

       If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

       Dividends  from a Fund's  net  investment  income,  including  short-term capital gains, are taxable to shareholders as ordinary income, while distributions of net long-term capital gain are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

       Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of such Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor even though it results in a return of capital to him.


       Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholders' holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

       Investors may also be subject to state and local taxes.


       Each Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish the Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                                CAPITAL STRUCTURE


       The Funds constitute a single corporation (the Company) that was organized as a Maryland corporation on October 20, 1993. The Company's authorized capital consists of a single class of 500,000,000 shares of Common Stock, $0.0001 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate Fund. Each share of a Fund represents an equal proportionate interest in that Fund. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be legally declared by the Company's Board of Directors; and (iii) upon liquidation, to share in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. Unless it is required by the Investment Company Act of 1940, it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of directors or the appointment of auditors. The Company, however, has adopted provisions in its Bylaws for the removal of directors by the shareholders. See "Shareholder Meetings."

       Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock. The Funds will not issue certificates evidencing shares of Common Stock purchased. Instead, a shareholder's account will be credited with the number of shares purchased, relieving the shareholder of responsibility for safekeeping of certificates and the need to deliver them upon redemption. The Transfer Agent will issue written confirmations for all purchases of Common Stock.

       The Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting would be required by Maryland law or the Investment Company Act of 1940 (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, would belong to that class and would be charged with the liabilities in respect of that class and of that class's share of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class would be based on the assets belonging to that class less the liabilities charged to that class, and dividends could be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class. In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.

                              SHAREHOLDER MEETINGS


       The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under said Act.

       The Company's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

       Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or
(ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

       If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.


       After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the

Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION


       From time to time, the Funds may advertise several types of performance information. The Funds may advertise "yield," "average annual total return," "total return" and "cumulative total return." The Funds may occasionally cite statistics to reflect volatility or risk. Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Funds.

       Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specific period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of the Fund). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects a Fund's performance over a stated period of time.


       Each Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:       P          =      a hypothetical initial payment of $1,000

             T          =      average annual total return

             n          =      number of years

             ERV        =      ending  redeemable  value  at  the  end  of  the
                               period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

       Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.


       The average annual total return for the one year period ended December 31, 1998 was 7.17% for the Fixed Income Fund, 5.50% for the Equity Income Fund, 21.95% for the Equity Growth Fund and 8.46% for the Balanced Fund. The average annual compounded return for the period from January 3, 1994 (commencement of operations) through December 31, 1998 was 6.15% for the Fixed Income Fund, 16.44% for the Equity Income Fund, 18.63% for the Equity Growth Fund and 12.36% for the Balanced Fund.

       The Fixed Income Fund's yield is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission. Under that method, the current yield quotation for the Fixed Income Fund is based on a one month or 30-day period. Yield is an annualized figure, which means that it is assumed that the Fund generates the same level of net investment income over a one-year period. Net investment income is assumed to be compounded semiannually when it is annualized.


       The Fixed Income Fund's yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b
                          YIELD = 2 [(--- + 1) 6 - 1 ]
                                      cd

   Where      a   =  dividends and interest earned during the period.
              b   =  expenses accrued for the period (net of reimbursements).
              c   =  the average  daily number of shares outstanding  during the period that were entitled to receive dividends.
              d   =  the maximum offering price per share on the last day of the period.

       The Fixed Income Fund's SEC 30-day yield for the period from December 1, 1998 through December 31, 1998 was 4.75%. Absent fee waivers, the yield would have been 4.72%.


       Yield fluctuations may reflect changes in the Fixed Income Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Fixed Income Fund's shares may affect the yield. Accordingly, the Fixed Income Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. The Fixed Income Fund's yield is not guaranteed and its principal is not insured.


       In reports or other communications to investors and in advertising material, the Funds may compare their performance to the Consumer Price Index, the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index and the Russell 3000, and to the performance of mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), or Morningstar, Inc. ("Morningstar"), three widely recognized independent mutual fund reporting services. Lipper, CDA and Morningstar performance calculations include reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and the Russell 3000 Index are unmanaged indices of common stocks which are considered to be generally representative of the United States stock market or segments thereof. The marked prices and yields of these stocks will fluctuate. The securities represented in the Lehman Brothers Intermediate Government/Corporate Bond Index and Government/Corporate Bond Index include fixed-rate U.S. Treasury, U.S. Government agency and U.S. corporate debt and dollar-denominated debt of certain foreign, sovereign or supranational entities. The Funds also may quote performance information from publications such as Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Chicago Tribune and USA Today.


                        DESCRIPTION OF SECURITIES RATINGS


       The Fixed Income Fund and the Balanced Fund may invest in bonds and debentures assigned one of the four highest ratings by at least one of the following: Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps, Inc. or Fitch IBCA, Inc. ("Fitch"). As also set forth therein, each Fund may invest in commercial paper and commercial paper master notes rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's. A brief description of the ratings symbols and their meanings follows.


       Standard & Poor's Debt Ratings. A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

       The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

       The   ratings  are  based,   in  varying   degrees,   on  the   following
considerations:

       I. Likelihood of default - capacity and willingness of the obligor as to the timely paymentof interest and repayment of principal in accordance with the terms of the obligation;

       II.    Nature of and provisions of the obligation;

       III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

       AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

       AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

       BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       Moody's Bond Ratings.

       Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds which are rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

       B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

       Fitch IBCA, Inc. Bond Ratings. The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

       The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

       Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry and between corporate, health care and municipal obligations.

       In assessing credit risk, Fitch IBCA, Inc. relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

       Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

       AAA rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

       A rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

       Duff & Phelps, Inc. Long-Term Ratings. These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

       Each rating also takes into account the legal form of security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

       The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

       AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions

       A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

       BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

       Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

       A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

       Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

       Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       Prime-1.  Issuers  rated  Prime-1  (or  supporting  institutions)  have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       o      Leading market positions in well-established industries.

       o      High rates of return on funds employed.

       o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       o Well-established access to a range of financial markets and assured sources of alternate liquidity.

       Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       Fitch IBCA, Inc. Short-Term Ratings. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Relative strength or weakness of the degree of assurance for timely payment determine whether the issuer's short-term debt is rated Fitch-1, Fitch-2 or Fitch-3.

       Duff & Phelps, Inc. Short-Term Ratings. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

       Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis. Relative differences in these factors determine whether the issuer's short-term debt is rated Duff 1, Duff 2 or Duff 3.

                             INDEPENDENT ACCOUNTANTS

       Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent accountants for each of the Funds.

                                     PART C

                                OTHER INFORMATION

Item 24. Exhibits

      (a)(1)   Registrant's Articles of Incorporation(1)

      (a)(2)   Registrant's Articles Supplementary(1)

      (b)      Registrant's Bylaws(1)

      (c)      None

      (d)(1)   Form of Management and Advisory Agreement(1)

      (d)(2)   Form of Sub-Advisory Agreement(1)

      (d)(3) Form of Sub-Advisory Agreement with Atlantic Asset Management Partners, L.L.C. relating to the Fixed Income Fund and Balanced Fund(2)

      (e)      None

      (f)      None

      (g)      Custody Agreement with United Missouri Bank n.a.(1)

      (h)(1) Administration and Fund Accounting Agreement with Sunstone Financial Group, Inc.(2)

      (h)(2)   Transfer Agency Agreement with DST Systems, Inc.(1)

      (i)      Opinion of Foley & Lardner, counsel for Registrant

      (j)      Consent of Arthur Andersen LLP.

      (k)      None

      (l)      Subscription Agreement(1)

      (m)      None

      (n)      Financial Data Schedule

      (o)      None

---------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 4 was filed on April 29, 1996 and its accession number is 0000897069-96-000099.
(2) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on April 30, 1998 and its accession number is 0000897069-98-000251.

Item 24. Persons Controlled by or under Common Control with Registrant

       As of January 31, 1999, Registrant does not control any person. Registrant is under common control with its investment adviser, Aquinas Investment Advisors, Inc., which is also controlled by The Catholic Foundation.

Item 25. Indemnification

       Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.        Indemnification.

       A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

       B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

       C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

       D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

       E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

       F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

       G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

       Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser

       Incorporated by reference to pages 17-25 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27. Principal Underwriters


       Not Applicable.


Item 28. Location of Accounts and Records

       The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) are maintained by the Registrant; the documents required to be maintained by paragraph (4) of Rule 31a-1(b) are maintained by Registrant's Administrator; and all other records are maintained by the Registrant's Custodian.

Item 29. Management Services

       All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings

       Registrant undertakes to furnish a copy of its latest Annual Report to Shareholders upon request and without charge to any recipient of a Prospectus. Such requests should be directed to The Aquinas Funds, Inc., 5310 Harvest Hill Road, Dallas, Texas 75230, Attention: Corporate Secretary, (972) 233-6655.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas on the 24th day of February, 1999.


                                               THE AQUINAS FUNDS, INC.
                                               (Registrant)


                                               By:    /s/  Frank A.  Rauscher
                                                      Frank A. Rauscher
                                                      President

       Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

               Name                        Title                    Date

/s/ Frank A. Rauscher           President and Treasurer        February 24, 1999
Frank A. Rauscher               (Principal Executive,
                                Financial and Accounting
                                Officer)

/s/ Michael R. Corboy           Director                       February 24, 1999
--------------------------
Michael R. Corboy

/s/ Thomas J. Marquez           Director                       February 24, 1999
--------------------------
Thomas J. Marquez

/s/ Imelda Gonazalez, CDP       Director                       February 24, 1999
--------------------------
Sister Imelda Gonzalez, CDP

                                Director                       February __, 1999
Charles Clark

                                Director                       February __, 1999
John L. Strauss

                                  EXHIBIT INDEX

      Exhibit No.                     Exhibit

        (a)(1)            Registrant's Articles of Incorporation*

        (a)(2)            Articles Supplementary*

           (b)            Registrant's Bylaws*

           (c)            None

        (d)(1)            Form of Management and Advisory Agreement*

        (d)(2)            Form of Sub-Advisory Agreement*

        (d)(3) Form of Sub-Advisory Agreement with Atlantic Asset Management Partners, L.L.C. relating to Fixed Income Fund and Balanced Fund*

           (e)            None

           (f)            None

           (g)            Custody Agreement with United Missouri Bank n.a. *

        (h)(1) Administration and Fund Accounting Agreement with Sunstone Financial Group, Inc.*

        (h)(2)            Transfer Agency Agreement with DST Systems, Inc. *

           (i)            Opinion of Foley & Lardner, counsel for Registrant

           (j)            Consent of Arthur Andersen LLP

           (k)            None

           (l)            Subscription Agreement*

           (m)            None

           (n)            Financial Data Schedule

           (o)            None


--------
* Incorporated by reference.